EXHIBIT 10.1

Execution Version
THIRD AMENDMENT
TO
SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDMENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of October 13, 2025, is by and among SM ENERGY COMPANY, a corporation duly formed and existing under the laws of the State of Delaware (the “Borrower”); each of the Lenders that is a party hereto; and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, by operation of law or as otherwise provided in the Credit Agreement referred to below, the “Administrative Agent”), the Issuing Banks and the Swingline Lender.

RECITALS
A.    The Borrower, the Administrative Agent and the Lenders are party to that certain Seventh Amended and Restated Credit Agreement dated as of August 2, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”, and the Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B.    The Administrative Agent, the Lenders party hereto, and the Borrower have agreed to, among other things, (i) amend the Credit Agreement as set forth in Section 2.1 hereof and (ii) reaffirm the Borrowing Base as set forth in Section 3 hereof, in each case, to be effective as of the Third Amendment Effective Date (as defined below).
C.    The parties hereto agree as follows:
Section 1.    Defined Terms. Each capitalized term that is defined in the Amended Credit Agreement, but that is not defined in this Amendment, shall have the meaning ascribed to such term in the Amended Credit Agreement. Unless otherwise indicated, all section references in this Amendment refer to the Amended Credit Agreement.
Section 2.    Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement shall be amended, effective as of the Third Amendment Effective Date, in the manner provided in this Section 2.
2.1    Additional Definitions. Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:
“Revolving Availability” means, at any time of determination, an amount equal to the difference of (a) the Aggregate Elected Commitment Amounts minus (b) the Aggregate Revolving Credit Exposures.

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“Third Amendment” means that certain Third Amendment to Seventh Amended and Restated Credit Agreement dated as of the Third Amendment Effective Date, among the Borrower, the Administrative Agent and the Lenders party thereto.
“Third Amendment Effective Date” means October 13, 2025.
2.2    Amended Definitions. The definitions of “Loan Documents” and “Revolving Maturity Date” contained in Section 1.02 of the Credit Agreement are each hereby amended and restated in their respective entireties to read in full as follows:
“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit, the Security Instruments and any other document identified therein as a “Loan Document” delivered in connection with this Agreement from time to time.
“Revolving Maturity Date” means the earliest of (a) October 1, 2029 (the “Stated Maturity Date”) and (b) the date on which the Elected Revolving Commitments are terminated in full pursuant to this Agreement; provided that, if on any date, (x) the outstanding principal amount of all Permitted Additional Debt that matures or is otherwise due and payable within 91 days of such date exceeds $50,000,000 in the aggregate (all Permitted Additional Debt meeting the criteria of this clause (x) (individually or in the aggregate) as of such date, “Applicable Permitted Additional Debt”) and (y) (I) Revolving Availability minus (II) the aggregate outstanding principal amount of all Applicable Permitted Additional Debt (provided that, solely for the purposes of this clause (II), the aggregate outstanding principal amount of Applicable Permitted Additional Debt shall be deemed reduced by the amount of cash that has been irrevocably deposited with the trustee for such Applicable Permitted Additional Debt for the satisfaction and discharge or defeasance of such Applicable Permitted Additional Debt in accordance with the applicable indenture or other agreement governing such Applicable Permitted Additional Debt) is less than 20% of the Aggregate Elected Revolving Commitment Amounts (the first such date on which the circumstances in clauses (x) and (y) of this definition of Revolving Maturity Date shall exist, the “Springing Revolving Maturity Date”), then the Revolving Maturity Date shall be the Springing Revolving Maturity Date.
Section 3.    Reaffirmation of Borrowing Base. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Administrative Agent and the Lenders party hereto agree that the Borrowing Base is hereby reaffirmed at $3,000,000,000, and the Borrowing Base shall remain at $3,000,000,000 until the next Scheduled Redetermination, Interim Redetermination or other adjustment of the Borrowing Base thereafter, whichever occurs first pursuant to the terms of the Credit Agreement. The Borrower and the Lenders acknowledge that the redetermination of the Borrowing Base provided for herein shall be considered and deemed to be the Scheduled Redetermination of the Borrowing Base
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scheduled to occur on or about October 1, 2025 for purposes of Section 2.07(b) of the Credit Agreement. This Amendment constitutes a New Borrowing Base Notice delivered pursuant to Section 2.07(d) of the Credit Agreement with respect to the Borrowing Base reaffirmation provided for in this Section 3.
Section 4.    Conditions Precedent. This Amendment shall be effective upon the date of the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 4 (the “Third Amendment Effective Date”), each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:
4.1    Counterparts. The Administrative Agent shall have received counterparts hereof duly executed by the Borrower and each Lender, which may be delivered by the means described in Section 8.3 (or, in the case of any party as to which an executed counterpart shall not have been received, email, facsimile, or other written or electronic confirmation from such party of execution of a counterpart hereof by such party).
4.2    Fees and Expenses. The Borrower shall have paid to the Administrative Agent any and all fees and expenses, including all reasonable out-of-pocket expenses payable to the Administrative Agent pursuant to or in connection with this Amendment in accordance with Section 12.03(a) of the Credit Agreement.
4.3    No Event of Default or Borrowing Base Deficiency. No Event of Default shall have occurred which is continuing and the Aggregate Revolving Credit Exposures shall not exceed the Borrowing Base.
4.4    Other Documents. The Administrative Agent shall have received such other documents as the Administrative Agent or its counsel may reasonably request.
For purposes of determining satisfaction of the conditions specified in this Section 4, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required under this Section 4 to be consented to or approved by or acceptable or satisfactory to a Lender, unless the Administrative Agent shall have received written notice from such Lender prior to the Third Amendment Effective Date specifying its objection thereto. The Administrative Agent shall notify Borrower and each Lender of the Third Amendment Effective Date and such notice shall be conclusive and binding.
Section 5.    Reaffirmation of Existing Representations and Warranties. The Borrower hereby (a) acknowledges the terms of this Amendment and the Credit Agreement; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby; and (c) represents and warrants to the Lenders that, as of the date hereof, after giving effect to the terms of this Amendment: (i) all of the representations and warranties contained in each Loan Document to which the Borrower is a party are true and correct in all material respects (or, if already qualified by materiality,
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Material Adverse Effect, or a similar qualification, true and correct in all respects) as of the Third Amendment Effective Date (unless any such representation or warranty relates solely to a specific earlier date, in which case, such representation or warranty was true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect, or a similar qualification, true and correct in all respects) as of such earlier date); (ii) no Default or Event of Default has occurred and is continuing and the Aggregate Revolving Credit Exposures do not exceed the Borrowing Base; (iii) since the date of the most recent balance sheet delivered pursuant to Section 8.01(a) of the Credit Agreement, no Material Adverse Effect has occurred; (iv) the execution, delivery and performance by the Borrower of this Amendment are within Borrower’s corporate powers, have been duly authorized by all necessary corporate action, require no consent or approval of, or filing with, any governmental body, agency or official and do not violate any provision of applicable law or any agreement binding upon Borrower or any other Loan Party, except for violations of agreements that would not reasonably be expected to have a Material Adverse Effect; and (v) this Amendment constitutes the valid and binding obligation of the Borrower enforceable in accordance with its terms, except as (A) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditor’s rights generally, and (B) the availability of equitable remedies may be limited by equitable principles of general application, regardless of whether considered in a proceeding in equity or at law.
Section 6.    Miscellaneous.
6.1    Confirmation. The provisions of the Credit Agreement (as amended by this Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Amendment. This Amendment shall constitute a Loan Document.
6.2    No Waiver. Neither the execution by the Administrative Agent or the Lenders party hereto of this Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any Defaults or Events of Default which may exist on or after the Third Amendment Effective Date, which may have occurred prior to the Third Amendment Effective Date or which may occur in the future under the Credit Agreement and/or the other Loan Documents. Similarly, nothing contained in this Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Default or Event of Default, (b) except as provided herein, amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument. Nothing in this Amendment shall be construed to be a consent by the Administrative Agent or the Lenders to any Default or Event of Default. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or
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words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.
6.3    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Amendment by facsimile transmission or other electronic transmission (including .pdf) shall be as effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
6.4    Expenses. As provided in Section 12.03(a) of the Credit Agreement and subject to the limitations included therein, the Borrower hereby agrees to pay on demand all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the negotiation, preparation, and execution of this Amendment and all related documents, including, without limitation, the reasonable fees, charges, and disbursements of outside counsel.
6.5    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
6.6    Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
6.7    No Oral Agreement. This Amendment, the Credit Agreement and the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties hereto relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. This Amendment, the Credit Agreement and the other Loan Documents represent the final agreement among the parties hereto and thereto and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.
6.8    Governing Law. THIS AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY,
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AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
[Signature Pages to Follow]
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The parties hereto have caused this Amendment to be duly executed effective as of the date first written above.

BORROWER:		SM ENERGY COMPANY

	By:	/s/ A. WADE PURSELL
	Name:	‘A. Wade Pursell
	Title:	Executive Vice President and Chief Financial Officer
[Signature Page to Third Amendment to
Seventh Amended and Restated Credit Agreement – SM Energy Company]

AGENTS AND LENDERS:		WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and a Lender

	By:	/s/ JONATHAN HERRICK
	Name:	Jonathan Herrick
	Title:	Managing Director
[Signature Page to Third Amendment to
Seventh Amended and Restated Credit Agreement – SM Energy Company]

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ KIMBERLY MILLER
Name:	Kimberly Miller
Title:	Director
[Signature Page to Third Amendment to
Seventh Amended and Restated Credit Agreement – SM Energy Company]

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ CAMERON STROCK
Name:	Cameron Strock
Title:	Authorized Officer
[Signature Page to Third Amendment to
Seventh Amended and Restated Credit Agreement – SM Energy Company]

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ CHRISTOPHER KUNA
Name:	Christopher Kuna
Title:	Senior Director
[Signature Page to Third Amendment to
Seventh Amended and Restated Credit Agreement – SM Energy Company]

CITIBANK, N.A.,
as a Lender

By:	/s/ TODD MOGIL
Name:	Todd Mogil
Title:	Vice President
[Signature Page to Third Amendment to
Seventh Amended and Restated Credit Agreement – SM Energy Company]

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ JONATHAN LEE
Name:	Jonathan Lee
Title:	Managing Director

[Signature Page to Third Amendment to
Seventh Amended and Restated Credit Agreement – SM Energy Company]

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ DAVID BORNSTEIN
Name:	David Bornstein
Title:	Senior Vice President

[Signature Page to Third Amendment to
Seventh Amended and Restated Credit Agreement – SM Energy Company]

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ JONATHAN LITTMANN
Name:	Jonathan Littmann
Title:	Assistant Vice President

[Signature Page to Third Amendment to
Seventh Amended and Restated Credit Agreement – SM Energy Company]

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ KRISTAN SPIVEY
Name:	Kristan Spivey
Title:	Authorized Signatory

[Signature Page to Third Amendment to
Seventh Amended and Restated Credit Agreement – SM Energy Company]

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH,
as a Lender

By:	/s/ JOE LATTANZI
Name:	Joe Lattanzi
Title:	Managing Director

[Signature Page to Third Amendment to
Seventh Amended and Restated Credit Agreement – SM Energy Company]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH
as a Lender

By:	/s/ LIANA CHERNYSHEVA
Name:	Liana Chernysheva
Title:	Authorized Signatory

[Signature Page to Third Amendment to
Seventh Amended and Restated Credit Agreement – SM Energy Company]

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ JOHN C. LOZANO
Name:	John C. Lozano
Title:	Senior Vice President

[Signature Page to Third Amendment to
Seventh Amended and Restated Credit Agreement – SM Energy Company]

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ PRIYANKUSH GOSWAMI
Name:	PRIYANKUSH GOSWAMI
Title:	AUTHORIZED SIGNATORY

[Signature Page to Third Amendment to
Seventh Amended and Restated Credit Agreement – SM Energy Company]

COMERICA BANK,
as a Lender

By:	/s/ WILLIAM GOODRICH
Name:	William Goodrich
Title:	Vice President
[Signature Page to Third Amendment to
Seventh Amended and Restated Credit Agreement – SM Energy Company]

BOKF, NA DBA BANK OF OKLAHOMA,
as a Lender

By:	/s/ BRANDON STARR
Name:	Brandon Starr
Title:	Senior Vice President

[Signature Page to Third Amendment to
Seventh Amended and Restated Credit Agreement – SM Energy Company]